SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

AMERICA WEST HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-12649 (Commission File No.)	86-0847214 (IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

AMERICA WEST AIRLINES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-10140 (Commission File No.)	86-0418245 (IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

Exhibit
Number	Description

99.1	Press release, dated July 22, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

     In accordance with Securities and Exchange Commission Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12 – Results of Operations and Financial Condition. This information and the accompanying exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 22, 2003, America West Holdings Corporation (the “Company”), parent company of America West Airlines, Inc., announced via press release the Company’s results for its second quarter ended June 30, 2003 and conducted a publicly-available conference call discussing those results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

2.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST HOLDINGS CORPORATION

Dated: July 22,2003	By:	/s/ Derek Kerr

Derek Kerr Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST AIRLINES, INC.

Dated: July 22, 2003	By:	/s/ Derek Kerr

Derek Kerr Chief Financial Officer

3.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 22, 2003.

4.